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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (date of earliest event reported): March 23, 2000

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                              BIRCH TELECOM, INC.

             (Exact name of registrant as specified in its charter)

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
           DELAWARE                        4813                  43-1766929
(State or other jurisdiction of  (Commission File Number)     (I.R.S. Employer
        Incorporation)                                     Identification Number)
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               2020 BALTIMORE AVENUE, KANSAS CITY, MISSOURI 64108

              (Address of principal executive offices) (Zip Code)

                                 (816) 300-3000

              (Registrants' telephone number, including area code)

                                      N/A

         (former name or former address, if changed since last report)

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ITEM 5. OTHER EVENTS

    On March 23, 2000, Birch Telecom, Inc. ("Birch") filed a registration statement on Form S-1 relating to a proposed initial public offering of its common stock, $.001 par value. Birch issued a press release on that same date announcing the filing of a registration statement as part of its proposed initial public offering. The press release is attached as an exhibit hereto and is incorporated by reference herein.

                                       1
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    ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

             (c)  Exhibits.

                 99.1  Press release dated March 23, 2000 of Birch
           Telecom, Inc.

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                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 23, 2000

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
                                                       BIRCH TELECOM, INC.

                                                       By:  /s/ BRADLEY A. MOLINE
                                                            -----------------------------------------
                                                            Bradley A. Moline
                                                            SENIOR VICE PRESIDENT OF FINANCE
                                                            AND CHIEF FINANCIAL OFFICER
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                                 EXHIBIT INDEX

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                                                                                      SEQUENTIALLY
EXHIBIT NO.                                                                           NUMBERED PAGE
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
        99.1            Press release dated March 23, 2000 of Birch Telecom, Inc.
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